AETNA GET FUND

                               Series C Shares

    November 21, 1996 Supplement to the Prospectus dated September 3, 1996

The following replaces the information currently in the Prospectus under the headings entitled "GET Series 'A' Performance" and "GET Series 'B' Performance" on pages 11 and 12, respectively.

                          GET Series "A" Performance

[begin line chart]

Growth of $10,000

                  GET A            S&P 500       Lehman Aggregate
Aug-87            10.01             10.37             9.95
Nov-87            10.11              7.30            10.16
Feb-88            11.20              8.57            10.75
May-88            11.25              8.47            10.56
Aug-88            11.05              8.53            10.79
Nov-88            11.42              9.01            11.10
Feb-89            11.98              9.59            11.19
May-89            13.15             10.74            11.78
Aug-89            14.14             11.87            12.21
Nov-89            14.26             11.79            12.69
Feb-90            13.86             11.40            12.62
May-90            15.12             12.53            12.88
Aug-90            14.14             11.28            13.09
Nov-90            14.39             11.38            13.66
Feb-91            16.05             13.08            14.16
May-91            16.73             14.00            14.50
Aug-91            16.78             14.32            15.01
Nov-91            16.66             13.70            15.62
Feb-92            17.94             15.17            15.97
May-92            18.15             15.39            16.30
Aug-92            18.17             15.43            17.03
Nov-92            18.51             16.22            17.01

[end line chart]

The above graph reflects the results of a $10,000 investment in Series A of the Aetna GET Fund from its inception, August 17, 1987, through its liquidation on November 30, 1992. It also shows the results of $10,000 investments in S&P 500 and Lehman Aggregate, two unmanaged indices, for the same period.

The Series A line reflects the deduction of the advisory fee and other expenses for Series A and certain separate account charges. The advisory fee for Series A was .50% annually calculated on the average daily net assets of the Series (.25% prior to December 1, 1987). The advisory fee and other expenses for Series C of the Aetna GET Fund offered by this prospectus are
 .40% during the Offering Period (.25% advisory fee and .15% administrative services fee) and .75% during the Guaranteed Period (.60% advisory fee and 0.15% administrative services fee). The Series A line also reflects the deduction of Series A other expenses and of a separate account charge of 1.25% for Mortality and Expense and the GET Guarantee Charge of .25%. Please refer to your Contract prospectus for Contract charges as actual Contract charges vary.

It should be noted that the stock market fell sharply on October 19, 1987. Series A was invested in money market securities at that time and was not affected by the fall. This explains the large divergence between the performance of Series A noted above and performance of the S&P 500 index during the first months of Series A operations. The percentage mix of fixed income and equity securities in Series C is expected to be different than that of Series A, since it is based on the economic factors at the beginning of the Guaranteed Period of the Series.

Form No. XGETC.1-1                                              November, 1996

                          GET Series "B" Performance

[begin line chart]

Growth of $10,000

               Get B            S&P 500        Lehman Aggregate
Jul-94         10.29             10.33              10.21
Sep-94         10.24             10.50              10.06
Dec-94         10.16             10.49              10.10
Mar-95         10.68             11.51              10.61
Jun-95         11.55             12.60              11.26
Sep-95         12.33             13.61              11.48
Dec-95         12.85             14.42              11.97
Mar-96         13.58             15.20              11.75
Jun-96         14.09             15.88              11.82
Sep-96         14.40             16.38              12.04

[end line chart]

The above graph reflects the results of a $10,000 investment in Series B of the Aetna GET Fund from its inception, July 1, 1994, through September 30, 1996. It also shows the results of $10,000 investments in S&P 500 and Lehman Aggregate, two unmanaged indices, for the same period.

The maturity date of Series B is June 30, 1999. The Series B line reflects the deduction of the advisory fee and other expenses for Series B and certain separate account charges. The advisory fee is .75% (.25% prior to July 1, 1994) annually calculated on the average daily net assets of Series B. The Series B line also reflects the deduction of Series B other expenses and of a separate account charge of 1.25% for Mortality and Expense and the GET Guarantee Charge of .25%. Please see your Contract prospectus for Contract charges as actual Contract charges may vary.

The percentage mix of fixed income and equity securities in Series C is expected to be different than that of Series B, since it is based on the economic factors at the beginning of the Guaranteed Period of the Series.

Form No. XGETC.1-1                                              November, 1996